UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2014
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board of Directors of AMERCO (the “Company”) approved amendments to the Company’s Code of Ethics, effective as of April 14, 2014, (i) to define personnel as an officer, director, employee, non-director Board committee members and trustees (ii) expanding upon the Conflicts of Interest, Related Party Transactions and Corporate Opportunities section to clarify the transactions between the Company and related person, definition of a related person, annual questionnaires for directors and executive officers, determination of amount for transaction and the review process of the transaction by the Audit Committee and (iii) to make certain non-substantive stylistic changes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
14	Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

/s/ Jason A. Berg
Principal Financial Officer and
Chief Accounting Officer

Dated: April 15, 2014

EXHIBIT INDEX

Exhibit No.	Description
14	Code of Ethics